SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 21, 2003


OLYMPIC RESOURCES LTD.
(Exact name of registrant as specified in its chapter)


Wyoming
(State or other jurisdiction of incorporation)

0-30598
Commission File Number)

98-0188488
(IRS Employer Identification No.)

Suite 525, 999 W. Hastings Street
Vancouver, British Columbia
V6C 2W2
(Address of principal executive offices)

(604) 689-1810
Registrant's telephone number, including area code



 ______________________________________________
 (Former name or former address, if changed since last report)






Item 9. Regulation FD Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      OLYMPIC RESOURCES LTD.
      (Registrant)

      Date: March 24, 2003

      By: /s/Patrick Forseille

      Name: Patrick Forseille
      Title: Chief Financial Officer




March 21, 2003
N E W S   R E L E A S E
TSX-V:ORL
				 OTCBB:OLYR


OLYMPIC TO DELIST FROM THE TSX

For Immediate Release

Olympic Resources Ltd. is pleased to
announce that the Company will be de-listing its listed shares from the TSX Venture
Exchange effective as of April 4, 2003.  The
Company will only be trading on the OTCBB under the symbol OLYR.

This decision resulted from the Company
recently becoming a domestic issuer in the United States where it conducts its principle activities.

To find out more about Olympic Resources
Ltd. (TSX-V: ORL, OTCBB: OLYR), visit our website at www.orlresources.com.

OLYMPIC RESOURCES LTD


Patrick Forseille,
Director

The TSX Venture Exchange has not reviewed and does not accept responsibility for the adequacy or accuracy of the content of this News Release.
WARNING: The Company relies on litigation protection for "forward looking" statements.
Actual results could differ materially from those described in the news release as a result of numerous factors, some of which are outside the control of the Company.